UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2016 (July 27, 2016)

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8659 Research Dr.

Irvine, CA 92618

(Address of Principal Executive Offices) (Zip Code)

(949) 453-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On July 27, 2016, Multi-Fineline Electronix, Inc. (“MFLEX”), terminated the Amended and Restated Stockholders Agreement dated October 25, 2005, among MFLEX, Wearnes Technology Pte. Ltd., United Wearnes Technology Pte. Ltd., and WBL Corporation Limited.

On August 1, 2016, MFLEX terminated the Loan and Security Agreement dated as of August 6, 2014, as amended, among certain lenders, Bank of America, N.A., as agent for such lenders, and Multi-Fineline Electronix Singapore Pte. Ltd., a Singapore company, and MFLEX, a Delaware corporation, together with the credit facility documents and agreements executed in connection therewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Multi-Fineline Electronix, Inc., a Delaware corporation

Date: August 1, 2016

	By:	/s/ Reza Meshgin
Reza Meshgin
President and Chief Executive Officer